UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

REGALWOOD GLOBAL ENERGY LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38310	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Pennsylvania Avenue NW Suite 220 South Washington, D.C.	20004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 729-5626

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2017, Regalwood Global Energy Ltd. (the “Company”) consummated its initial public offering (“IPO”) of 30,000,000 of its units (“Units”), each Unit consisting of one Class A ordinary share, $0.0001 par value per share (“Ordinary Shares”), and one third of one redeemable warrant (“Warrants”), each whole Warrant entitling the holder thereof to purchase one Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $300,000,000.

In connection with the consummation of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	Warrant Agreement, dated December 5, 2017, between the Company and Continental Stock Transfer & Trust Company, which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement.

•	Investment Management Trust Agreement, dated December 5, 2017, between the Company and Continental Stock Transfer & Trust Company, which establishes the trust account that will hold the IPO proceeds, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement.

•	Registration Rights Agreement, dated December 5, 2017, between the Company and CIEP Sponsor Ltd. (the “Sponsor”), which provides for customary demand and piggy-back registration rights for the Sponsor, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities.

•	Letter Agreements, each dated December 5, 2017, by and between the Company and each of the officers and directors of the Company, pursuant to which each officer and director of the Company has agreed to vote any Ordinary Shares held by him in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; and to certain transfer restrictions with respect to the Company’s securities.

•	Letter Agreement, dated December 5, 2017, by and between the Company and the Sponsor, pursuant to which the Sponsor has agreed to vote any Ordinary Shares held by it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; and to certain transfer restrictions with respect to the Company’s securities.

•	Administrative Services Agreement, dated December 5, 2017, by and between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and administrative and support services, as may be required by the Company from time to time, for $20,000 per month until the Company’s initial business combination or liquidation.

•	Forward Purchase Agreement, dated December 5, 2017, by and between the Company and the Sponsor, pursuant to which the Sponsor has agreed to purchase forward purchase units, consisting of up to 25,000,000 Ordinary Shares and up to 8,333,333 Warrants, for a purchase price of $10.00 per forward purchase unit, or an aggregate purchase price of up to $250,000,000, in a private placement that will close substantially concurrently with the closing of the Company’s initial business combination; the Sponsor’s obligation to purchase forward purchase units will be conditioned on, among other things, the completion of an initial business combination with a company engaged in a business that is within the investment objectives of the Sponsor and on the business (including the target assets or business, and the terms of the business combination) being reasonably acceptable to the Sponsor; the Sponsor has the right to transfer all or a portion of its obligation to purchase the forward purchase units to third parties; and pursuant to the agreement, the Sponsor is entitled to certain registration rights with respect to the forward purchase units.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 5,333,000 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, generating total proceeds of $8,000,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Warrants, except that if held by the original holder or its permitted assigns, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than its initial holder, the Private Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Public Warrants.

Item 5.03. Amendments to Memorandum and Articles of Association.

On December 4, 2017, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $300,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Class A Ordinary Shares issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.

An audited balance sheet as of December 5, 2017 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company

10.2	Registration Rights Agreement between the Company and the Sponsor

10.3	Form of Letter Agreement between the Company and each of the officers and directors of the Company

10.4	Letter Agreement between the Company and the Sponsor

10.5	Administrative Services Agreement between the Company and the Sponsor

10.6	Forward Purchase Agreement between the Company and the Sponsor

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2017

REGALWOOD GLOBAL ENERGY LTD.

By:	/s/ Kevin R. Gasque
Name: Kevin R. Gasque
Title: Chief Financial Officer, Secretary and
Treasurer

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